Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Puget Energy, Inc. and Puget Sound Energy, Inc. (the “Companies”) on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Kazi Hasan, Senior Vice President and Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date:	November 2, 2022

/s/ Kazi Hasan
Kazi Hasan
Senior Vice President and Chief Financial Officer